UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2006

LYONDELL CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10145	95-4160558
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 652-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 7, 2006, Lyondell Chemical Company (“Lyondell”) filed a Registration Statement on Form S-3 (Registration No. 333-137149). The Form S-3 includes, among other things, updated risk factors, which reflect recent events since Lyondell’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, including Lyondell’s acquisition of CITGO Petroleum Corporation’s 41.25% interest in LYONDELL-CITGO Refining LP. The updated risk factors are being filed with this Current Report on Form 8-K as Exhibit 99.1. See Lyondell’s Annual Report on Form 10-K for the year ended December 31, 2005 and Lyondell’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 for additional risk factors.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1     Risk Factors

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

By:	/s/ Kerry A. Galvin
Name:	Kerry A. Galvin
Title:	Senior Vice President and General Counsel

Date: September 7, 2006

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Risk Factors